UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Smith Barney Investment Funds Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
c/o Citigroup Asset Management
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30
Date of reporting period: September 30, 2005

ITEM 1.      REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

E X P E R I E N C E	Smith Barney Small Cap Growth Fund

A N N UA L R E P O RT

SEPTEMBER 30, 2005
INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Smith Barney Small Cap Growth Fund

           Annual Report • September 30, 2005

What’s Inside Fund's Objective The Fund seeks long-term growth of capital. Under normal circumstances, the Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of high growth small capital- ization companies, and related investments.	Letter from the Chairman	1

	Manager Overview	4

	Fund at a Glance	8

	Fund Expenses	9

	Fund Performance	11

	Historical Performance	12

	Schedule of Investments	13

	Statement of Assets and Liabilities	18

	Statement of Operations	19

	Statements of Changes in Net Assets	20

	Financial Highlights	21

	Notes to Financial Statements	25

	Report of Independent Registered Public Accounting Firm	33

	Board Approval of Management Agreement	34

	Additional Information	40

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

There was no shortage of potential threats to the U.S. economy during the reporting period. These included record high oil prices, rising short-term interest rates, the devastation inflicted by Hurricanes Katrina and Rita, geopolitical issues, and falling consumer confidence. However, the economy proved to be surprisingly resilient during the Fund’s fiscal year. Fourth quarter 2004 and first quarter 2005 gross domestic product (“GDP”)[i] growth was 3.8% and second quarter GDP growth was 3.3%, another solid advance. This marked nine consecutive quarters in which GDP grew at least 3.0% .

     The Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising rates in June, August, and September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s eleven rate hikes have brought the target for the federal funds rate from 1.00% to 3.75% . This also represents the longest sustained Fed tightening cycle since 1977-1979. Following the end of the Fund’s reporting period, at its November meeting, the Fed once again raised the target rate by 0.25% to 4.00% .

     During the 12-month period covered by this report, the U.S. stock market generated strong results, with the S&P 500 Indexiv returning 12.25% . Generally positive economic news, relatively benign core inflation, and strong corporate profits supported the market during much of the period.

     Looking at the fiscal year as a whole, mid-cap stocks generated superior returns, with the Russell Midcap,[v] Russell 1000,vi and Russell 2000vii Indexes returning 25.10%, 14.26%, and 17.95%, respectively. From an investment style perspective, value-oriented stocks significantly outperformed their growth counterparts, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 16.78% and 12.13%, respectively.

Smith Barney Small Cap Growth Fund 2005 Annual Report 1

     Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore the Fund’s Board of Directors has approved a new investment management contract between the Fund and the Manager, to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

2 Smith Barney Small Cap Growth Fund 2005 Annual Report

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

     As always, thank you for your confidence in our steward ship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

November 1, 2005

Smith Barney Small Cap Growth Fund 2005 Annual Report 3

Manager Overview

TIMOTHY WOODS Portfolio Manager	Q.	What were the overall market conditions during the Fund’s reporting period?

A. Despite a number of setbacks and obstacles, the domestic economy continued to expand during the 12-month reporting period. The major roadblocks to progress were the same for much of the past year: the Fed continued to raise interest rates; oil and energy prices remained at record highs; and the longer-term effects of the hurricanes on the Gulf Coast and the broader economy continued to be a source of uncertainty.Several of these factors (especially higher energy prices) have weighed heavily on the consumer, resulting in some reining-in of consumer spending, despite the fact that housing prices continue to remain at historically high levels while interest rates are still relatively low.

     While there was some short-term volatility during the period, especially in the first quarter of 2005, the domestic stock market registered strong gains over the period. The post-election stock market rally seen late in 2004 faltered soon after the start of the new year, but after setting lows in April, much of the market returned to a bullish pattern for the remainder of the period. In general, market leadership over the period came from the mid- and small-cap stocks. Large-cap stocks had solid returns but lagged behind their smaller counterparts, while value-oriented stocks continued to outperform growth-oriented stocks.

Performance Review

For the 12 months ended September 30, 2005, Class A shares of the Smith Barney Small Cap Growth Fund, excluding sales charges, returned 17.25% . These shares underperformed the Fund’s unmanaged benchmark, the Russell 2000 Growth Index,x which returned 17.97% for the same period. The Lipper Small-Cap Growth Funds Category Average 1 increased 18.57% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended September 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 522 funds in the Fund’s Lipper category and excluding sales charges.

4	Smith Barney Small Cap Growth Fund 2005 Annual Report

Performance Snapshot as of September 30, 2005 (excluding sales charges) (unaudited)

	6 Months	12 Months

Small Cap Growth Fund — Class A Shares	11.07%	17.25%

Russell 2000 Growth Index	10.02%	17.97%

Lipper Small-Cap Growth Funds Category Average	9.68%	18.57%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class 1 shares returned 11.11%, Class B shares returned 10.75% and Class C shares returned 10.74% over the six months ended September 30, 2005. Excluding sales charges, Class 1 shares returned 17.32%, Class B shares returned 16.52% and Class C shares returned 16.57% over the twelve months ended September 30, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended September 30, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 539 funds for the six-month period and among the 522 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q.	What were the most significant factors affecting the Fund’s performance?

A.  Overall, stock selection had a positive effect on the Fund’s performance relative to the benchmark index, while sector allocation had a slightly negative effect. Stock selection in the energy, financial and health care sectors negatively affected Fund performance relative to the benchmark, while stock selection in the consumer discretionary, industrial and information technology sectors had a positive effect. On an absolute basis, stocks in the information technology, consumer discretionary, industrial and health care sectors made significant contributions to returns, while those in the financial and materials sectors detracted from performance.

     What were the leading contributors to performance?

A.  In terms of individual stock holdings, the leading contributors to performance included positions in Chico’s FAS Inc. and Jarden Corp. in the consumer discretionary sector, Joy Global Inc. in the industrials sector, Ultra Petroleum Corp. in the energy sector, and Sierra Health Services Inc. in the health care sector.

     What were the leading detractors from performance?

A.  In terms of individual stock holdings, the leading detractors from performance included positions in InfoSpace Inc. and MIPS Technologies Inc. in the information technology sector, Connetics Corp. in the health care sector, Georgia Gulf Corp. in the materials sector and Medicis Pharmaceutical Corp. in the health care sector.

Smith Barney Small Cap Growth Fund 2005 Annual Report 5

Q. Were there any significant changes made to the Fund during the reporting period?

A. The Fund eliminated its positions in all five leading detractors by the close of the period. At the close of the period, the Fund remained overweight in the health care sector (where the focus continues to be mainly on stocks in the services sector and some select biotechnology and medical device stocks) and in the information technology sector. The Fund reduced its weighting in energy-related stocks (oilfield services, and exploration and production stocks), given their more significant price appreciation over the past twelve months, which resulted in less compelling valuations. The Fund also reduced its weighting in certain consumer-related sectors such as restaurants and retail stocks because the manager believes higher interest rates and energy costs may reduce consumer spending.

     Thank you for your investment in the Smith Barney Small Cap Growth Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Timothy Woods, CFA
Vice President and Investment Officer

November 1, 2005

6 Smith Barney Small Cap Growth Fund 2005 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of September 30, 2005 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Jarden Corp. (1.9%), Mobile Mini Inc. (1.9%), Sierra Health Services Inc. (1.7%), Ultra Petroleum Corp. (1.7%), MPS Group Inc. (1.5%), Psychiatric Solutions Inc. (1.5%), Dade Behring Holdings Inc. (1.4%), Kyphon Inc. (1.4%), Labor Ready Inc. (1.4%) and Station Casinos Inc. (1.3%) . Please refer to pages 13 through 17 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2005 were: Information Technology (27.2%), Health Care (21.3%), Consumer Discretionary (15.2%), Industrials (9.5%) and Energy (9.1%) . The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, stocks of small-cap companies often experience sharper price fluctuations than stocks of mid- and large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks. All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index whose average mar- ket capitalization was approximately $4.7 billion as of 6/24/05.

vi	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a com- pany’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Smith Barney Small Cap Growth Fund 2005 Annual Report 7

Fund at a Glance (unaudited)

Investment Breakdown

8 Smith Barney Small Cap Growth Fund 2005 Annual Report

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     This example is based on an investment of $1,000 invested on April 1, 2005 and held for the six months ended September 30, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual
	Total Return	Beginning	Ending	Annualized	Expenses
	Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class 1	11.11%	$1,000.00	$1,111.10	1.37%	$ 7.25

Class A	11.07	1,000.00	1,110.70	1.43	7.57

Class B	10.75	1,000.00	1,107.50	2.17	11.46

Class C	10.74	1,000.00	1,107.40	2.01	10.62

(1)	For the six months ended September 30, 2005.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduc- tion of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements the total return would have been lower.

(3)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Small Cap Growth Fund 2005 Annual Report 9

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class 1	5.00%	$1,000.00	$1,018.20	1.37%	$ 6.93

Class A	5.00	1,000.00	1,017.90	1.43	7.23

Class B	5.00	1,000.00	1,014.19	2.17	10.96

Class C	5.00	1,000.00	1,014.99	2.01	10.15

(1)	For the six months ended September 30, 2005.

(2)	Expenses are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

10 Smith Barney Small Cap Growth Fund 2005 Annual Report

Fund Performance

Average Annual Total Returns† (unaudited)

	Without Sales Charges(1)

	Class 1	Class A	Class B	Class C

Twelve Months Ended 9/30/05	17.32%	17.25%	16.52%	16.57%

Five Years Ended 9/30/05	(8.98)	(8.91)	(9.57)	(9.39)

Inception* through 9/30/05	(8.52)	(1.00)	(1.71)	(1.53)

	With Sales Charges(2)

	Class 1	Class A	Class B	Class C

Twelve Months Ended 9/30/05	7.32%	11.41%	11.52%	15.57%

Five Years Ended 9/30/05	(10.58)	(9.84)	(9.75)	(9.39)

Inception* through 9/30/05	(10.12)	(1.86)	(1.71)	(1.53)

Cumulative Total Returns† (unaudited)

Without Sales Charges(1)

Class 1 (Inception* through 9/30/05)	(36.23)%

Class A (Inception* through 9/30/05)	(5.67)

Class B (Inception* through 9/30/05)	(9.59)

Class C (Inception* through 9/30/05)	(8.63)

†	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guaran- tee of future results. In the absence of voluntary fee waivers and/or expense reimbursements the total return would have been lower.

(1)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduc- tion of the applicable sales charges with respect to Class 1 and A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class 1 and A shares reflect the deduction of the maximum sales charges of 8.50% and 5.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is November 30, 1999. Inception date for Class 1 shares is September 11, 2000.

Smith Barney Small Cap Growth Fund 2005 Annual Report 11

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the
Smith Barney Small Cap Growth Fund vs. Russell 2000 Growth Index†
(November 1999 – September 2005)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares at inception on November 30, 1999, assuming deduction of the maximum 5.00% sales charge at the time of investment for Class A shares; and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, through September 30, 2005. The Russell 2000 Growth Index measures the performance of those Russell 2000 Index compa- nies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund’s other classes may be greater or less than the performance of Class A, B and C shares indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their origi- nal cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

12 Smith Barney Small Cap Growth Fund 2005 Annual Report

Schedule of Investments (September 30, 2005)

SMITH BARNEY SMALL CAP GROWTH FUND
Shares	Security	Value

COMMON STOCKS — 95.0%
CONSUMER DISCRETIONARY — 15.2%
Diversified Consumer Services — 0.8%
63,800	Steiner Leisure Ltd.*	$2,167,286

Hotels, Restaurants & Leisure — 5.7%
55,000	Gaylord Entertainment Co.*	2,620,750
173,200	La Quinta Corp., Paired*	1,505,108
57,700	Red Robin Gourmet Burgers Inc.*	2,644,968
87,900	Shuffle Master Inc.*	2,323,197
53,600	Station Casinos Inc.	3,556,896
80,900	WMS Industries Inc.*	2,275,717

	Total Hotels, Restaurants & Leisure	14,926,636

Household Durables — 2.9%
121,200	Jarden Corp.*	4,977,684
63,200	Standard Pacific Corp.	2,623,432

	Total Household Durables	7,601,116

Internet & Catalog Retail — 0.8%
108,100	GSI Commerce Inc.*	2,151,190

Media — 0.9%
27,900	Getty Images Inc.*	2,400,516

Specialty Retail — 4.1%
94,800	Chico’s FAS Inc.*	3,488,640
89,800	Dick’s Sporting Goods Inc.*	2,703,878
34,600	Guitar Center Inc.*	1,910,266
62,400	Jos. A. Bank Clothiers Inc.*	2,696,928

	Total Specialty Retail	10,799,712

	TOTAL CONSUMER DISCRETIONARY	40,046,456

ENERGY — 9.1%
Energy Equipment & Services — 4.9%
30,500	Atwood Oceanics Inc.*	2,568,405
43,800	Cal Dive International Inc.*	2,777,358
80,100	FMC Technologies Inc.*	3,373,011
125,000	Hanover Compressor Co.*	1,732,500
71,700	Rowan Cos. Inc.	2,544,633

	Total Energy Equipment & Services	12,995,907

Oil, Gas & Consumable Fuels — 4.2%
56,900	Alon USA Energy Inc.*	1,374,135
8,000	Bill Barrett Corp.*	294,560
39,150	Bronco Drilling Co. Inc.*	1,078,583
62,100	Comstock Resources Inc.*	2,037,501
77,400	Ultra Petroleum Corp.*	4,402,512
43,700	Whiting Petroleum Corp.*	1,915,808

	Total Oil, Gas & Consumable Fuels	11,103,099

	TOTAL ENERGY	24,099,006

See Notes to Financial Statements.

Smith Barney Small Cap Growth Fund 2005 Annual Report 13

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

EXCHANGE TRADED FUNDS — 2.0%
16,600	Biotech HOLDRs, Depositary Receipts	$3,165,952
27,900	iShares Nasdaq Biotechnology Index Fund*	2,148,300

	TOTAL EXCHANGE TRADED FUNDS	5,314,252

FINANCIALS — 6.5%
Capital Markets — 1.3%
47,200	Affiliated Managers Group Inc.*	3,418,224

Commercial Banks — 2.4%
55,700	East-West Bancorp Inc.	1,896,028
18,500	Preferred Bank	743,515
48,400	Westamerica Bancorp.	2,499,860
24,600	Wintrust Financial Corp.	1,236,396

	Total Commercial Banks	6,375,799

Insurance — 1.0%
27,800	Everest Re Group Ltd.	2,721,620

Real Estate — 0.9%
26,800	Alexandria Real Estate Equities Inc.	2,216,092

Thrifts & Mortgage Finance — 0.9%
105,300	BankUnited Financial Corp., Class A Shares	2,408,211

	TOTAL FINANCIALS	17,139,946

HEALTH CARE — 21.3%
Biotechnology — 4.5%
106,500	Abgenix Inc.*	1,350,420
72,200	CV Therapeutics Inc.*	1,931,350
114,600	Encysive Pharmaceuticals Inc.*	1,349,988
115,000	NPS Pharmaceuticals Inc.*	1,162,650
90,200	Protein Design Labs Inc.*	2,525,600
56,100	Serologicals Corp.*	1,265,616
102,700	Vertex Pharmaceuticals Inc.*	2,295,345

	Total Biotechnology	11,880,969

Health Care Equipment & Supplies — 5.7%
104,200	Dade Behring Holdings Inc.	3,819,972
65,000	Gen-Probe Inc.*	3,214,250
85,300	Kyphon Inc.*	3,748,082
32,400	ResMed Inc.*	2,580,660
42,900	Ventana Medical Systems, Inc.*	1,633,203

	Total Health Care Equipment & Supplies	14,996,167

Health Care Providers & Services — 9.7%
70,100	Amedisys Inc.*	2,733,900
71,600	Centene Corp.*	1,792,148
70,000	Eclipsys Corp.*	1,248,800
57,800	LifePoint Hospitals Inc.*	2,527,594
87,400	Matria Healthcare Inc.*	3,299,350
72,300	Psychiatric Solutions Inc.*	3,920,829
66,600	Sierra Health Services Inc.*	4,586,742
62,850	United Surgical Partners International, Inc.	2,458,063

See Notes to Financial Statements.

14 Smith Barney Small Cap Growth Fund 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

Health Care Providers & Services — 9.7% (continued)
121,300	VCA Antech Inc.*	$3,095,576

	Total Health Care Providers & Services	25,663,002

Pharmaceuticals — 1.4%
65,000	Salix Pharmaceuticals Ltd.*	1,381,250
84,100	Taro Pharmaceuticals Industries Ltd.*	2,163,893

	Total Pharmaceuticals	3,545,143

	TOTAL HEALTH CARE	56,085,281

INDUSTRIALS — 9.5%
Building Products — 0.7%
78,800	Builders FirstSource Inc.*	1,759,604

Commercial Services & Supplies — 4.4%
40,700	Corporate Executive Board Co.	3,173,786
141,700	Labor Ready Inc.*	3,634,605
113,000	Mobile Mini Inc.*	4,898,550

	Total Commercial Services & Supplies	11,706,941

Machinery — 2.3%
55,200	Actuant Corp., Class A Shares	2,583,360
69,050	Joy Global Inc.	3,484,263

	Total Machinery	6,067,623

Road & Rail — 1.1%
74,700	Landstar System Inc.	2,990,241

Trading Companies & Distributors — 1.0%
75,000	MSC Industrial Direct Co. Inc., Class A Shares	2,487,750

	TOTAL INDUSTRIALS	25,012,159

INFORMATION TECHNOLOGY — 27.2%
Communications Equipment — 2.4%
177,500	Foundry Networks Inc.*	2,254,250
62,000	NETGEAR Inc.*	1,491,720
122,400	Tekelec*	2,564,280

	Total Communications Equipment	6,310,250

Computers & Peripherals — 1.2%
158,400	Emulex Corp.*	3,201,264

Electronic Equipment & Instruments — 1.6%
43,550	Benchmark Electronics Inc.*	1,311,726
52,400	FLIR Systems Inc.*	1,549,992
36,500	Trimble Navigation Ltd.*	1,229,685

	Total Electronic Equipment & Instruments	4,091,403

Internet Software & Services — 4.3%
96,300	Akamai Technologies Inc.*	1,535,985
106,400	aQuantive Inc.*	2,141,832
192,300	CNET Networks Inc.*	2,609,511
46,900	j2 Global Communications Inc.*	1,895,698
68,300	Jupitermedia Corp.*	1,209,593

See Notes to Financial Statements.

Smith Barney Small Cap Growth Fund 2005 Annual Report 15

Schedule of Investments (September 30, 2005) (continued)

Shares	Security	Value

Internet Software & Services — 4.3% (continued)
121,500	ValueClick Inc.*	$2,076,435

	Total Internet Software & Services	11,469,054

IT Services — 1.5%
336,200	MPS Group Inc.*	3,967,160

Semiconductors & Semiconductor Equipment — 8.4%
165,600	Cypress Semiconductor Corp.*	2,492,280
56,100	FormFactor Inc.*	1,280,202
248,400	Mattson Technology Inc.*	1,865,484
135,000	MEMC Electronic Materials Inc.*	3,076,650
118,400	Micrel Inc.*	1,329,632
123,200	Microsemi Corp.*	3,146,528
238,000	Microtune Inc.*	1,482,740
78,200	MKS Instruments Inc.	1,347,386
421,400	ON Semiconductor Corp.*	2,178,638
66,000	Tessera Technologies Inc.*	1,974,060
57,900	Trident Microsystems Inc.*	1,841,799

	Total Semiconductors & Semiconductor Equipment	22,015,399

Software — 7.8%
97,600	Blackbaud Inc.	1,382,992
47,600	Hyperion Solutions Corp.*	2,315,740
220,300	Informatica Corp.*	2,648,006
43,500	Kronos Inc.*	1,941,840
35,200	Mercury Interactive Corp.*	1,393,920
60,800	MICROS Systems Inc.*	2,660,000
185,900	Quest Software Inc.*	2,801,513
245,000	TIBCO Software Inc.*	2,048,200
74,300	Ultimate Software Group Inc.*	1,368,606
94,600	Witness Systems Inc.	1,976,194

	Total Software	20,537,011

	TOTAL INFORMATION TECHNOLOGY	71,591,541

MATERIALS — 2.1%
Metals & Mining — 2.1%
141,900	AK Steel Holding Corp.*	1,216,083
22,300	Cleveland-Cliffs Inc.	1,942,553
108,100	Compass Minerals International Inc.	2,486,300

	TOTAL MATERIALS	5,644,936

TELECOMMUNICATION SERVICES — 2.1%
Wireless Telecommunication Services — 2.1%
188,100	Alamosa Holdings Inc.*	3,218,391
265,100	UbiquiTel Inc.*	2,316,974

	TOTAL TELECOMMUNICATION SERVICES	5,535,365

	TOTAL INVESTMENTS BEFORE SHORT-TERM
	INVESTMENT
	(Cost — $173,664,134)	250,468,942

See Notes to Financial Statements.

16 Smith Barney Small Cap Growth Fund 2005 Annual Report

Schedule of Investments (September 30, 2005) (continued)

Face
Amount	Security	Value

SHORT-TERM INVESTMENT — 5.1%
Repurchase Agreement — 5.1%
$ 13,302,000	Interest in $836,655,000 joint tri-party repurchase
	agreement dated 9/30/05 with Greenwich Capital
	Markets Inc., 3.850% due 10/3/05; Proceeds at
	maturity — $13,306,268; (Fully collateralized by
	various U.S. government & agency obligations,
	0.000% to 8.875% due 10/15/05 to 8/6/38;
	Market value — $13,568,046)
	(Cost — $13,302,000)	$13,302,000

	TOTAL INVESTMENTS — 100.1%
	(Cost — $186,966,134#)	263,770,942
	Liabilities in Excess of Other Assets — (0.1)%	(251,323)

	TOTAL NET ASSETS — 100.0%	$263,519,619

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $187,024,364.

Abbreviation used in this schedule: HOLDRs — Holding Company Depositary Receipts

See Notes to Financial Statements.

Smith Barney Small Cap Growth Fund 2005 Annual Report 17

Statement of Assets and Liabilities (September 30, 2005)

ASSETS:
Investments, at value (Cost — $186,966,134)	$263,770,942
Cash	982
Receivable for securities sold	1,565,559
Receivable for Fund shares sold	212,706
Dividends and interest receivable	24,063
Prepaid expenses	31,489

Total Assets	265,605,741

LIABILITIES:
Payable for securities purchased	1,377,155
Transfer agent fees payable	184,924
Payable for Fund shares repurchased	174,104
Management fee payable	160,839
Distribution fees payable	60,773
Directors’ fees payable	495
Accrued expenses	127,832

Total Liabilities	2,086,122

Total Net Assets	$263,519,619

NET ASSETS:
Par value (Note 5)	$24,988
Paid-in capital in excess of par value	502,244,431
Accumulated net realized loss on investments	(315,554,608)
Net unrealized appreciation on investments	76,804,808

Total Net Assets	$263,519,619

Shares Outstanding:
Class 1	630,061

Class A	13,204,074

Class B	9,576,948

Class C	1,576,430

Net Asset Value:
Class 1 (and redemption price)

$10.70

Class A (and redemption price)	$10.74

Class B*	$10.30

Class C*	$10.41

Maximum Public Offering Price Per Share:
Class 1 (based on maximum sales charge of 8.50%)	$11.69

Class A (based on maximum sales charge of 5.00%)	$11.31

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18 Smith Barney Small Cap Growth Fund 2005 Annual Report

Statement of Operations (For the year ended September 30, 2005)

INVESTMENT INCOME:
Dividends	$904,037
Interest	176,390
Less: Foreign taxes withheld	(3,545)

Total Investment Income	1,076,882

EXPENSES:
Management fee (Note 2)	2,284,009
Distribution fees (Notes 2 and 4)	1,505,056
Transfer agent fees (Notes 2 and 4)	839,468
Shareholder reports (Note 4)	134,345
Registration fees	50,453
Custody fees	41,260
Audit and tax	26,501
Directors’ fees	24,857
Legal fees	19,862
Insurance	10,188
Miscellaneous expenses	4,918

Total Expenses	4,940,917

Net Investment Loss	(3,864,035)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investments	44,592,777
Change in Net Unrealized Appreciation/Depreciation From Investments	2,972,657

Net Gain on Investments	47,565,434

Increase in Net Assets From Operations	$43,701,399

See Notes to Financial Statements.

Smith Barney Small Cap Growth Fund 2005 Annual Report 19

Statements of Changes in Net Assets (For the years ended September 30,)

	2005	2004

OPERATIONS:
Net investment loss	$(3,864,035)	$(4,399,726)
Net realized gain	44,592,777	30,800,068
Change in net unrealized appreciation/depreciation	2,972,657	(9,738,487)

Increase in Net Assets From Operations	43,701,399	16,661,855

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	23,633,003	38,410,776
Cost of shares repurchased	(137,609,704)	(55,437,898)

Decrease in Net Assets From Fund Share Transactions	(113,976,701)	(17,027,122)

Decrease in Net Assets	(70,275,302)	(365,267)
NET ASSETS:
Beginning of year	333,794,921	334,160,188

End of year	$263,519,619	$333,794,921

See Notes to Financial Statements.

20 Smith Barney Small Cap Growth Fund 2005 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class 1 Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$9.12	$8.68	$6.59	$8.11	$17.13

Income (Loss) From Operations:
Net investment loss	(0.10)	(0.10)	(0.12)	(0.12)	(0.11)
Net realized and unrealized gain (loss)	1.68	0.54	2.21	(1.40)	(8.91)

Total Income (Loss) From Operations	1.58	0.44	2.09	(1.52)	(9.02)

Net Asset Value, End of Year	$10.70	$9.12	$8.68	$6.59	$8.11

Total Return(2)	17.32%	5.07%	31.71%	(18.74)%	(52.66)%

Net Assets, End of Year (000s)	$6,739	$6,240	$6,279	$4,984	$6,243

Ratios to Average Net Assets:
Gross expenses	1.42%	1.34%	1.91%	1.62%	1.29%
Net expenses	1.42	1.32 (3)	1.91	1.62	1.29
Net investment loss	(1.05)	(1.07)	(1.63)	(1.32)	(0.87)

Portfolio Turnover Rate	70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Small Cap Growth Fund 2005 Annual Report 21

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class A Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$9.16	$8.72	$6.59	$8.10	$17.13

Income (Loss) From Operations:
Net investment loss	(0.11)	(0.11)	(0.09)	(0.11)	(0.11)
Net realized and unrealized gain (loss)	1.69	0.55	2.22	(1.40)	(8.92)

Total Income (Loss) From Operations	1.58	0.44	2.13	(1.51)	(9.03)

Net Asset Value, End of Year	$10.74	$9.16	$8.72	$6.59	$8.10

Total Return(2)	17.25%	5.05%	32.32%	(18.64)%	(52.71)%

Net Assets, End of Year (000s)	$141,764	$136,049	$134,160	$96,991	$109,386

Ratios to Average Net Assets:
Gross expenses	1.45%	1.37%	1.52%	1.52%	1.34%
Net expenses	1.45	1.35 (3)	1.52	1.52	1.34
Net investment loss	(1.09)	(1.11)	(1.25)	(1.22)	(0.92)

Portfolio Turnover Rate	70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

22 Smith Barney Small Cap Growth Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class B Shares(1)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$8.84	$8.48	$6.46	$8.00	$17.03

Income (Loss) From Operations:
Net investment loss	(0.17)	(0.17)	(0.14)	(0.17)	(0.20)
Net realized and unrealized gain (loss)	1.63	0.53	2.16	(1.37)	(8.83)

Total Income (Loss) From Operations	1.46	0.36	2.02	(1.54)	(9.03)

Net Asset Value, End of Year	$10.30	$8.84	$8.48	$6.46	$8.00

Total Return(2)	16.52%	4.25%	31.27%	(19.25)%	(53.02)%

Net Assets, End of Year (000s)	$98,603	$96,470	$98,445	$84,984	$116,761

Ratios to Average Net Assets:
Gross expenses	2.17%	2.10%	2.26%	2.26%	2.07%
Net expenses	2.17	2.08 (3)	2.26	2.26	2.07
Net investment loss	(1.81)	(1.83)	(1.98)	(1.96)	(1.65)

Portfolio Turnover Rate	70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Smith Barney Small Cap Growth Fund 2005 Annual Report 23

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class C Shares(1)(2)	2005	2004	2003	2002	2001

Net Asset Value, Beginning of Year	$8.93	$8.55	$6.50	$8.02	$17.04

Income (Loss) From Operations:
Net investment loss	(0.16)	(0.16)	(0.12)	(0.15)	(0.17)
Net realized and unrealized gain (loss)	1.64	0.54	2.17	(1.37)	(8.85)

Total Income (Loss) From Operations	1.48	0.38	2.05	(1.52)	(9.02)

Net Asset Value, End of Year	$10.41	$8.93	$8.55	$6.50	$8.02

Total Return(3)	16.57%	4.44%	31.54%	(18.95)%	(52.93)%

Net Assets, End of Year (000s)	$16,414	$19,209	$21,514	$18,358	$26,368

Ratios to Average Net Assets:
Gross expenses	1.99%	1.96%	1.97%	2.01%	1.93%
Net expenses	1.99	1.94 (4)	1.97	2.01	1.93
Net investment loss	(1.63)	(1.70)	(1.69)	(1.71)	(1.50)

Portfolio Turnover Rate	70%	118%	115%	96%	223%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class L shares were renamed as Class C shares.

(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

24 Smith Barney Small Cap Growth Fund 2005 Annual Report

Notes to Financial Statements

1.   Organization and Significant Accounting Policies

The Smith Barney Small Cap Growth Fund (the “Fund”), a separate diversified series of Smith Barney Investment Funds Inc. (“Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company.

     The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     (a)   Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

     (b)   Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     (c)   Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

     (d)   Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Smith Barney Small Cap Growth Fund 2005 Annual Report 25

Notes to Financial Statements (continued)

     (e)   Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

     (f )   Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

     (g)   Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current fiscal year, the following reclassifications have been made:

	Accumulated
	Net Investment	Paid-in
	Loss	Capital

(a)	$3,864,035	$(3,864,035)

(a) Reclassifications are primarily due to a tax net operating loss.

2.   Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at an annual rate of 0.75% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

     Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, act as the Fund’s sub-transfer agents. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC and PSS are responsible for shareholder recordkeeping and financial processing for all shareholder accounts and are paid by CTB. For the year ended September 30, 2005, the Fund paid transfer agent fees of $312,750 to CTB.

     Citigroup Global Markets Inc. (“CGM”) and PFS Distributors, Inc., both of which are subsidiaries of Citigroup, act as the Fund’s distributors.

     There are maximum initial sales charges of 8.50% and 5.00% for Class 1 and A shares, respectively. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

26 Smith Barney Small Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

     For the year ended September 30, 2005, CGM and its affiliates received sales charges of approximately $16,000 and $460,000 on sales of the Fund’s Class 1 and A shares, respectively. In addition, for the year ended September 30, 2005, CDSCs paid to CGM and its affiliates were approximately:

	Class A	Class B	Class C

CDSCs	$0*	$208,000	$1,000

*Amount represents less than $1,000.

     For the year ended September 30, 2005, CGM and its affiliates received brokerage commissions of $6,836.

     Certain officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.   Investments

During the year ended September 30, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$208,184,544

Sales	330,058,421

     At September 30, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$78,762,389
Gross unrealized depreciation	(2,015,811)

Net unrealized appreciation	$76,746,578

4.   Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended September 30, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

			Class A	Class B	Class C

Distribution Fees			$347,249	$979,660	$178,147

For the year ended September 30, 2005, total Transfer Agent fees were as follows:
	Class 1	Class A	Class B	Class C	Class Y†

Transfer Agent Fees	$37,100	$475,121	$300,729	$26,430	$88

Smith Barney Small Cap Growth Fund 2005 Annual Report 27

Notes to Financial Statements (continued)

     For the year ended September 30, 2005, total Shareholder Reports expenses were as follows:

	Class 1	Class A	Class B	Class C	Class Y†

Shareholder Reports Expenses	$2,401	$73,360	$52,042	$5,962	$580

† On May 9, 2005, Class Y shares were liquidated.

5.   Capital Shares

At September 30, 2005, the Company had ten billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

     Transactions in shares of each class were as follows:

	Year Ended		Year Ended
	September 30, 2005		September 30, 2004

	Shares	Amount	Shares	Amount

Class 1
Shares sold	62,499	$606,408	67,859	$643,883
Shares repurchased	(116,724)	(1,151,296)	(107,228)	(1,002,247)

Net Decrease	(54,225)	$(544,888)	(39,369)	$(358,364)

Class A
Shares sold	1,311,423	$13,001,791	2,200,595	$20,937,514
Shares repurchased	(2,964,168)	(29,367,590)	(2,733,959)	(25,798,132)

Net Decrease	(1,652,745)	$(16,365,799)	(533,364)	$(4,860,618)

Class B
Shares sold	956,054	$9,089,583	1,447,969	$13,385,714
Shares repurchased	(2,285,986)	(21,792,015)	(2,148,926)	(19,726,132)

Net Decrease	(1,329,932)	$(12,702,432)	(700,957)	$(6,340,418)

Class C*
Shares sold	96,858	$935,151	369,847	$3,443,665
Shares repurchased	(671,706)	(6,478,343)	(734,967)	(6,777,910)

Net Decrease	(574,848)	$(5,543,192)	(365,120)	$(3,334,245)

Class Y†
Shares sold	8	$70	—	$—
Shares repurchased	(8,048,143)	(78,820,460)	(223,960)	(2,133,477)

Net Decrease	(8,048,135)	$(78,820,390)	(223,960)	$(2,133,477)

*	On April 29, 2004, Class L shares were renamed as Class C shares.
†	On May 9, 2005, Class Y shares were liquidated.

28 Smith Barney Small Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

6.   Income Tax Information and Distributions to Shareholders

For the years ended September 30, 2005 and 2004, the Fund did not make any distributions.

     As of September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(315,496,378)
Unrealized appreciation(a)	76,746,578

Total accumulated losses	$(238,749,800)

*	During the taxable year ended September 30, 2005, the Fund utilized $44,646,155 of its capital loss carryover available from prior years. As of September 30, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount

9/30/2009	$(36,806,960)
9/30/2010	(184,437,252)
9/30/2011	(94,252,166)

$(315,496,378)

These amounts will be available to offset any future taxable gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7.   Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

     The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

Smith Barney Small Cap Growth Fund 2005 Annual Report 29

Notes to Financial Statements (continued)

     The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

     The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGM to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

     At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

8.   Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the adviser for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

     On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

     As of the date of this report, CAM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

*   *   *

     Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon

30 Smith Barney Small Cap Growth Fund 2005 Annual Report

Notes to Financial Statements (continued)

Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

     On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, CAM believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

     Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

     As of the date of this report, CAM and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

     The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

Smith Barney Small Cap Growth Fund 2005 Annual Report 31

Notes to Financial Statements (continued)

9.   Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

     As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

     The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

     Under the 1940 Act, consummation of the transaction will result in the automatic termination of the Fund’s investment management agreement with the Manager. Therefore, the Fund’s Board has approved a new investment management agreement between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management agreement has been presented to the shareholders of the Fund for their approval.

     The Fund has received information from CAM concerning SBFM, an investment management company that is part of CAM. The information received from CAM is as follows: On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

     Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

     The Commission staff’s recent notification will not affect the sale by Citigroup of substantially all of CAM’s worldwide business to Legg Mason, which Citigroup continues to expect will occur in the fourth quarter of this year.

32 Smith Barney Small Cap Growth Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Smith Barney Investment Funds Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Growth Fund of Smith Barney Investment Funds Inc. as of September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers or by other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Growth Fund of Smith Barney Investment Funds Inc. as of September 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 18, 2005

Smith Barney Small Cap Growth Fund 2005 Annual Report 33

Board Approval of Management Agreement (unaudited)

At separate meetings of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the Manager’s performance. This information was initially reviewed by a special committee comprised of all of the Independent Directors and then by the full Board. Prior to the Board’s deliberations, Citigroup had announced an agreement to sell the Manager to Legg Mason, which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the Fund’s portfolio management team and of the level of other services provided to the Fund and its shareholders should the sale of the Manager be consummated. At subsequent Board meetings, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason.

     In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the

34 Smith Barney Small Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

     The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

     The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

     The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance to the Lipper category averages over various time periods. The Board members noted that they had also received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all retail and institutional funds classified as “small-cap growth funds” by Lipper, was for the one-, three- and five-year periods ended March 31, 2005. The Fund performed below the median for each period. The Board members discussed with the Manager’s Chief Investment Officer (the “CIO”) responsible for the Fund’s portfolio management team the reasons for the Fund’s underperformance compared to the Performance Universe during the periods covered by the Lipper data. The CIO stated that, in response to the Board’s earlier request, management had been carefully monitoring the performance of the Fund’s portfolio management team and had taken steps to improve the securities selection process used in managing the Fund’s investments. The CIO stated that management would continue to monitor the performance of the Fund’s portfolio manager

Smith Barney Small Cap Growth Fund 2005 Annual Report 35

Board Approval of Management Agreement (unaudited) (continued)

and report to the Board on the results of the actions taken. The Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance had improved during the second quarter, but was still below the Lipper category average. Based on its review, the Board generally was satisfied with management’s efforts to improve the Fund’s performance, but concluded that it was necessary to continue to closely monitor the performance of the Fund and its portfolio management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

     Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

     Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are expended.

     The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratio to its Expense Group, consisting of 15 retail front-end load funds (including the Fund) classified as “small-cap growth funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio also was lower than the median of total expense ratios of the other funds in the Expense Group.

     Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

36 Smith Barney Small Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures (such as with breakpoints) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

     It was noted that a discussion of economies of scale generally is predicated on increasing assets and that, if a fund’s assets had been decreasing, as have the Fund’s assets, the possibility that the Manager may have realized any economies of scale in managing the Fund would be less. The Board also noted that as the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed Fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

     In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

     Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

     No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Smith Barney Small Cap Growth Fund 2005 Annual Report 37

Board Approval of Management Agreement (unaudited) (continued)

Approval of the New Agreement

The Board, including the Independent Directors, approved the new Agreement to take effect if shareholders approve the new Agreement and Legg Mason acquires the Manager (the “Transaction”). Such approval was based on a number of factors, including Legg Mason’s assurances regarding the continuation of the Fund’s portfolio management team and the level of other services provided after the Transaction, and several of the factors discussed above continued to be relevant to the Board’s deliberations regarding the new Agreement. The Board also considered the following:

(i)	the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii)	that representatives of CAM and Legg Mason advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the Manager, including compliance services;

(iii)	the assurances from Citigroup and Legg Mason that, for a three year period fol- lowing the closing of the Transaction, the Manager will have substantially the same access to the Citigroup sales force when distributing Fund shares as is cur- rently provided to CAM and that other arrangements between the Manager and Citigroup sales channels will be preserved;

(iv)	that Legg Mason and Citigroup intend to enter into an agreement in connection with the Transaction under which Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(v)	the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds, including possible economies of scale and access to investment opportunities;

(vi)	that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being con- sidered;

(vii)	the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain the Fund’s principal underwriters; and

(viii)	the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the new Agreement, but will remain the same.

     Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction was not expected to adversely affect the nature, extent and quality of services provided by the Manager and that the Transaction was not expected to have a material adverse effect on the ability of the Manager to provide those services. It was noted, however, that changes in portfolio managers and other personnel could occur following the Transaction or after the combination of CAM’s operations with those of Legg Mason subsidiaries. The Board members noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of Legg Mason affiliates or investment

38 Smith Barney Small Cap Growth Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

advisers not affiliated with Legg Mason. In this regard, it was noted that Legg Mason indicated that it could potentially make available to the Manager additional portfolio management resources. Accordingly, the Board members concluded that, overall, they were satisfied at the present time with assurances from Legg Mason and CAM as to the expected nature, extent and quality of the services to be provided to the Fund under the new Agreement.

     In evaluating the costs of the services to be provided by the Manager under the new Agreement and the profitability to the Manager resulting from its relationships with the Fund, the Board members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that the Transaction would not increase the total fees payable for advisory and administrative services and that overall Fund expenses were not expected to increase materially as a result of the Transaction. The Board members noted that it was not possible to predict how the Transaction would affect the profitability to the Manager from its relationship with the Fund, but that they had been satisfied in their most recent review of the current Agreement that the level of profitability from the Manager’s relationship with the Fund was not excessive.

     In evaluating the fall-out benefits to be received by the Manager under the new Agreement, the Board members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the current Agreement. The Board members determined that those benefits could include an increased ability for Legg Mason to distribute shares of its current funds and other investment products and to obtain research services using the Fund’s portfolio transaction brokerage. The Board members noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

     In reviewing the Transaction, the Board Members considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the assurances they had received from senior management of CAM and Legg Mason, the Board members determined that as a result of the Transaction, the Fund’s total advisory and administrative fees would not increase. The Board members concluded that because the advisory and administrative fees for the Fund were not expected to increase as a result of the Transaction, the Fund’s fees for advisory and administrative services remain appropriate and that no additional fee reductions or breakpoints were necessary at this time.

     Finally, the Board members noted Legg Mason’s considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Smith Barney Small Cap Growth Fund 2005 Annual Report 39

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Smith Barney Small Cap Growth Fund (the “Fund”) are managed under the direction of the Board of Directors of Smith Barney Investment Funds Inc. (“Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010) or the Fund’s sub-transfer agent (Primerica Shareholder Services at 1-800-544-5445).

		Term of		Number of
		Office*		Portfolios in the
	Position(s)	and Length		Fund Complex	Other
Name, Address and	Held	of Time	Principal Occupation(s)	Overseen by	Board Memberships
Birth Year	with Fund	Served	During Past 5 Years	Director	Held by Director

Non-Interested Directors:
Paul R. Ades	Director	Since	Law Firm of Paul R. Ades, PLLC	15	None
Paul R. Ades, PLLC		1994	(April 2000 to present);
181 West Main Street, Suite C			Partner in Law Firm of Murov &
Babylon, NY 11702			Ades, Esqs. (from 1976 to 2000)
Birth Year: 1940

Dwight B. Crane	Director	Since	Professor, Harvard Business	49	None
Harvard Business School		1981	School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937

Frank G. Hubbard	Director	Since	President of Avatar	15	None
Avatar International, Inc.		1993	International, Inc. (Business
87 Whittredge Road			Development) (since 1998);
Summit, NJ 07901			Vice President of S&S Industries
Birth Year: 1937			(Chemical Distribution)
			(from 1995 to 1998)
Jerome H. Miller	Director	Since	Retired	15	None
c/o Smith Barney		1998
Mutual Funds
125 Broad Street
4th Floor
New York, NY 10004
Birth Year: 1938

Ken Miller	Director	Since	President of Young Stuff	15	None
Young Stuff Apparel		1994	Apparel Group, Inc. (since 1963)
Group, Inc.
930 Fifth Avenue
Suite 610
New York, NY 10021
Birth Year: 1942

40 Smith Barney Small Cap Growth Fund 2005 Annual Report

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios in the
	Position(s)	and Length		Fund Complex	Other
Name, Address and	Held	of Time	Principal Occupation(s)	Overseen by	Board Memberships
Birth Year	with Fund	Served	During Past 5 Years	Director	Held by Director

Interested Director:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of Citigroup	171	None
CAM	President	2002	Global Markets Inc. (“CGM”);
399 Park Avenue	and Chief		Chairman, President and Chief
Mezzanine	Executive Officer		Executive Officer of Smith
New York, NY 10022			Barney Fund Management
Birth Year: 1951			LLC (“SBFM”), and Citi Fund
Management Inc. (“CFM”);
President and Chief Executive
Officer of certain mutual
funds associated with
Citigroup Inc. (“Citigroup”);
Formerly Portfolio Manager of
Smith Barney Allocation
Series Inc. (from 1996 to
2001) and Smith Barney
Growth and Income Fund
(from 1996 to 2000); Chairman,
President and Chief Executive
Officer of Travelers Investment
Adviser, Inc. (“TIA”) (from
2002 to 2005)

Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior Vice	N/A	N/A
CAM	President	2003	President and Chief
125 Broad Street	and Chief		Administrative Officer of mutual
11th Floor	Administrative		funds associated with Citigroup;
New York, NY 10004	Officer		Chief Financial Officer and
Birth Year: 1956			Treasurer of certain mutual
funds associated with Citigroup;
Head of International Funds
Administration of CAM (from 2001
to 2003); Director of Global Funds
to Administration of CAM (from
2000 to 2001); Head of U.S.
Citibank Funds Administration
of CAM (from 1998 to 2000)

Kaprel Ozsolak	Chief Financial	Since	Vice President of CGM; Chief	N/A	N/A
CAM	Officer and	2004	Financial Officer and Treasurer
125 Broad Street	Treasurer		of certain mutual funds
11th Floor			associated with Citigroup;
New York, NY 10004			Controller of certain mutual
Birth Year: 1965			funds associated with Citigroup
(from 2002 to 2004)

Timothy Woods, CFA	Vice President	Since	Managing Director of CGM;	N/A	N/A
CAM	and Investment	1999	Investment Officer of SBFM
399 Park Avenue	Officer
4th Floor
New York, NY 10022
Birth Year: 1960

Smith Barney Small Cap Growth Fund 2005 Annual Report 41

Additional Information (unaudited) (continued)

		Term of		Number of
		Office*		Portfolios in the
	Position(s)	and Length		Fund Complex	Other
Name, Address and	Held	of Time	Principal Occupation(s)	Overseen by	Board Memberships
Birth Year	with Fund	Served	During Past 5 Years	Director	Held by Director

Officers:
Andrew Beagley	Chief	Since	Director of CGM (since 2000);	N/A	N/A
CAM	Anti-Money	2002	Director of Compliance,
399 Park Avenue	Laundering		North America, CAM (since
4th Floor	Compliance		2000); Chief Anti-Money
New York, NY 10022	Officer		Laundering and Chief
Birth Year: 1962			Compliance Officer

	Chief	Since	of certain mutual funds
	Compliance	2004	associated with Citigroup;
	Officer		Director of Compliance,
Europe, the Middle East and
Africa, CAM (from 1999 to 2000);
Chief Compliance Officer
of SBFM and CFM; Formerly
Chief Compliance Officer of
TIA (from 2002 to 2005)

Steven Frank	Controller	Since	Vice President of CAM (since	N/A	N/A
CAM		2005	2002); Controller of certain
125 Broad Street			mutual funds associated with
11th Floor			Citigroup; Assistant Controller
New York, NY 10004			of CAM (from 2001 to 2005);
Birth Year: 1967			Accounting Manager of CAM
(from 1996 to 2001)

Robert I. Frenkel	Secretary	Since	Managing Director and	N/A	N/A
CAM	and	2003	General Counsel of Global
300 First Stamford Place	Chief Legal		Mutual Funds for CAM and
4th Floor	Officer		its predecessor (since 1994);
Stamford, CT 06902			Secretary and Chief Legal
Birth Year: 1954			Officer of mutual funds
associated with Citigroup

*	Each Director and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

42 Smith Barney Small Cap Growth Fund 2005 Annual Report

(This page intentionally left blank.)

(This page intentionally left blank.)

Smith Barney
Small Cap Growth Fund

DIRECTORS	INVESTMENT MANAGER
Paul R. Ades	Smith Barney Fund
Dwight B. Crane	Management LLC
R. Jay Gerken, CFA
Chairman	DISTRIBUTORS
Frank G. Hubbard	Citigroup Global Markets Inc.
Jerome H. Miller	PFS Distributors, Inc.
Ken Miller
CUSTODIAN
OFFICERS	State Street Bank and
R. Jay Gerken, CFA	Trust Company
President and
Chief Executive Officer	TRANSFER AGENT
Citicorp Trust Bank, fsb.
Andrew B. Shoup	125 Broad Street, 11th Floor
Senior Vice President and	New York, New York 10004
Chief Administrative Officer
SUB-TRANSFER AGENTS
Kaprel Ozsolak	PFPC Inc.
Chief Financial Officer	P.O. Box 9699
and Treasurer	Providence, Rhode Island
02940-9699
Timothy Woods, CFA
Vice President and	Primerica Shareholder Services
Investment Officer	P.O. Box 9662
Providence, Rhode Island
Andrew Beagley	02940-9662
Chief Anti-Money Laundering
Compliance Officer and	INDEPENDENT REGISTERED
Chief Compliance Officer	PUBLIC ACCOUNTING FIRM
KPMG LLP
Steven Frank	345 Park Avenue
Controller	New York, New York 10154

Robert I. Frenkel
Secretary and
Chief Legal Officer

This report is submitted for
the general information of
the shareholders of Smith
Barney Investment Funds
Inc. — Smith Barney Small
Cap Growth Fund, but it may
also be used as sales litera-
ture when preceded or
accompanied by the current
Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global
Markets Inc.
Member NASD, SIPC

FD02086 11/05       05-9346

Smith Barney Small Cap Growth Fund

The Fund is a separate series of the Smith Barney Investment Funds Inc., a Maryland corporation.

SMITH BARNEY SMALL CAP GROWTH FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that
Dwight B. Crane, a Member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to
Form N-CSR to qualify as an “audit committee financial expert,”
and has designated Mr. Crane as the Audit Committee’s financial expert. Mr. Crane is an “independent” Director pursuant to paragraph
(a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2004 and September 30, 2005 (the
"Reporting Periods") for professional services rendered by the
Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $118,100 in 2004 and $46,600 in 2005.

b) Audit-Related Fees. The aggregate fees billed in the Reporting
Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the
Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2004 and $4,000 in 2005.
These services rendered in connection with the review of the registration statement filed on Form N-1A for the Smith Barney
Investment Funds Inc.

In addition, there were no Audit-Related Fees billed in the
Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-
adviser whose role is primarily portfolio management and is
subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith
Barney Investment Funds Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting
Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $12,500 in 2004 and $9,800 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and
assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-
approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting
Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this
Item for the Smith Barney Investment Funds Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any
entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Investment Funds Inc.
requiring pre-approval by the Audit Committee in the Reporting
Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the
Board of each registered investment company (the “Fund”) advised by
Smith Barney Fund Management LLC or Salomon Brothers Asset
Management Inc. or one of their affiliates (each, an “Adviser”)
requires that the Committee shall approve (a) all audit and
permissible non-audit services to be provided to the Fund and (b)
all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service
Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the
Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services
(including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-
audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the
Fund; (ii) financial information systems design and implementation;
(iii) appraisal or valuation services, fairness opinions or
contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services
unrelated to the audit; and (ix) any other service the Public
Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund
(“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the
Committee; (ii) the permissible non-audit services were not
recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Investment Funds Inc., the percentage of fees that were approved by the audit committee, with respect to:
Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and
100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to
Smith Barney Investment Funds Inc. and CAM and any entity
controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Investment Funds Inc.
during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Investment Funds Inc.‘ Audit Committee
has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the
Accountant's independence. All services provided by the Auditor to the Smith Barney Investment Funds Inc. or to Service Affiliates,
which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

	(a)	The registrant’s principal executive officer and principal
financial officer have concluded that the registrant’s
disclosure controls and procedures (as defined in Rule 30a-
3(c) under the Investment Company Act of 1940, as amended (the
“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure
required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b)
under the 1940 Act and 15d-15(b) under the Securities Exchange
Act of 1934.

	(b)	There were no changes in the registrant’s internal control
over financial reporting (as defined in Rule 30a-3(d) under
the 1940 Act) that occurred during the registrant’s last
fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

	(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

	(b)	Attached hereto.

	Exhibit 99.CERT	Certifications pursuant to section 302 of
the Sarbanes-Oxley Act of 2002

	Exhibit 99.906CERT	Certifications pursuant to Section 906 of
the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Investment Funds Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date:	December 7, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Investment Funds Inc.

Date:	December 7, 2005

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Smith Barney Investment Funds Inc.

Date:	December 7, 2005